Retirement Benefits Plan	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
RETIREMENT BENEFITS PLAN
NOTE 25. RETIREMENT BENEFITS PLAN
The Company sponsors arrangements for substantially all of its employees through defined contribution plans in Canada, UK, Asia, and Australia, and a 401(k) matched savings plan in the United States. In the case of the defined contribution plans, regular contributions are made to the employees’ individual accounts, which are administered by a plan trustee, in accordance with the plan document. Both in the case of
the defined contribution plans and the 401(k) matched savings plan, the pension expenses recorded in earnings are the amounts of actual contributions the Company is required to make in accordance with the terms of the plans.

Years ended December 31,	2021	2020	2019
Defined contribution plans	$4,567	$4,514	$5,485
401(k) matched savings plan	3,025	3,912	4,556

Net pension expense	$7,592	$8,426	$10,041